united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

Copeland Risk Managed Dividend Growth Fund Copeland International Risk Managed Dividend Growth Fund Copeland SMID Cap Dividend Growth Fund

Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.copelandfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-888-9-COPELAND (1-888-926-7352) or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Copeland Funds you hold directly or through your financial intermediary.

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund
Annual Report
December 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund from December 1, 2017 through November 30, 2018. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2018.

During the twelve-month period, the Class I shares of the Fund delivered a 10.6% return versus the 6.3% advance posted by the S&P 500 Index. The outperformance was largely attributable to favorable stock picking as our sector weightings were broadly diversified during the period. We are particularly pleased with this performance because of the headwind that dividend growth stocks faced for much of the period. For the full fiscal year dividend growth stocks on average trailed the benchmark by over 4%, as can happen in periods of low volatility and strong market returns.1 Of course this sentiment shifted substantially beginning in October, allowing the Fund to deliver its most substantial outperformance as equities declined.

The Fund maintained a fully-invested equity positioning during the entire period but did selectively eliminate exposure to sectors over the course of the year, driven by Copeland’s quantitatively derived risk management approach to sector allocation. The Fund entered the fiscal year avoiding the Energy sector but reinstated a position in February as the price of West Texas Intermediate (“WTI”) crude oil rallied over 7% during the preceding month. Since then, the Fund maintained investments in all nine sectors of the market before ultimately eliminating exposure to the Materials sector in November. As the fiscal year drew to a close, the Fund was again poised to eliminate exposure to the Energy sector, reflective of a 33% drop in the price of WTI crude oil from a high of $76.41 in early October to $50.93 in late November.

Our stock selection in the Consumer Staples and Industrials sectors of the market bolstered Fund returns while those in the Financials and Energy sectors were a drag on performance. McCormick & Company (MKC, 2.1% of holdings) was the top performing holding as the spice and seasonings maker posted strong organic growth in the year. Results of McCormick were further bolstered by contributions from its French’s Mustard and Frank’s RedHot Sauce which McCormick acquired from Reckitt Benckiser in the summer of 2017. McCormick was able to overcome growing input cost pressure and robust marketing spend in delivering earnings growth of over 14% in the most recently reported quarter. In September, the company raised its annual dividend by 11%, and we see the potential for robust hikes to continue over the medium term. Within the Industrials sector, Fund holding HEICO Corporation (HEI, 1.6% of holdings) advanced significantly during the period as the manufacturer of aerospace, defense and electronic parts posted robust results. Earnings advanced a sharp 44% both in the most recent quarter and for the first nine months of the fiscal year, driven by a sales increase of 19% and 18% for the same periods, respectively. Accelerating organic growth in HEICO’s aerospace aftermarket parts business has been fueled by robust airline traffic growth. The company has augmented strong organic growth with three acquisitions thus far in fiscal 2018. We expect their strong balance sheet and cash flow generation should allow for further deals while also facilitating the 25% dividend hike witnessed over the past year, as announced on December 17, 2018.

[1]	Source: Copyright 2018, Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months.

On the downside, Fund holding Bank OZK (OZK, 0.0% of holdings) was the worst performer in the Fund. Last month, the regional bank reported disappointing third quarter earnings results, dragged down by a pair of unexpected loan charge-offs, as well as a lower than expected net interest margin. Given OZK’s long track-record of both below-peer credit losses and above-peer profitability, the market was taken by surprise. Given heightened uncertainty around future charge-offs and the net interest margin trajectory, we opted to exit our position in the shares. Nielsen Holdings (NLSN, 0.0% of holdings) was also a laggard during the period. This provider of global data collection and analytics services reported weaker than expected quarterly results in July and consequently lowered full year 2018 projections. Problems in the “buy” segment, which provides buying behavior data and insights, persisted amidst broader weakness across consumer-packaged goods customers. In light of recent results, elevated debt levels and uncertainty surrounding both the future course of the business as well as management’s ability to steadily grow the dividend, we elected to exit our position in the shares.

A steady uptrend in the equity markets, dating back to early April, came to a screeching halt in October as the S&P 500 Index registered its largest monthly decline since 2008. When the dust had settled the broad market index had shed nearly 7%, largely erasing gains recorded over the course of 2018. November brought a partial recovery which left the broad market index up the aforementioned 6.3% for the twelve month period. Concerns surrounding global trade, monetary tightening and a potentially slowing economy appear to us to have contributed to the market retrenchment of late.

The observed market turbulence stands in contrast to the strong corporate earnings recorded over the course of 2018. With third quarter results largely in the books, current estimates call for earnings growth of over 28% in the recently completed quarter. The robust results have helped fuel lofty expectations for full year 2018 earnings growth of 24%. While part of the increase is attributable to a lower corporate tax rate, underlying results remain strong. As renewed volatility takes hold of the market, we believe that it is increasingly likely that opportunities to invest in companies with strong and sustainable earnings growth at reasonable valuations will present themselves.

We at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. With the markets taking on a more discerning tone of late, we believe that our focus on these high-quality dividend growth companies stands to be of particular benefit to Fund shareholders. Further, the ability of the Fund to eliminate exposure to vulnerable sectors and to take a more defensive posture, even in cash and short duration fixed income instruments when risks are particularly high, is likely to be of heightened importance.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

1006-NLD-1/9/2019

Copeland International Risk Managed Dividend Growth Fund

Annual Report

December 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the International Risk Managed Dividend Growth Fund for the Fiscal Year beginning December 1, 2017 through November 30, 2018. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2018.

During the fiscal year ended November 30, 2018, the Class I shares of the Copeland International Risk Managed Dividend Growth Fund delivered a return of -4.8%, which compared to a -7.8% return recorded by the Fund’s benchmark, the MSCI World ex-US Index. The market climate over the past year was marked by rising volatility associated with continued rate hikes by the Federal Reserve, the downturn in global trade conditions, and a perceived slowdown in Chinese economic growth. Against this backdrop, the Fund’s favorable relative performance was driven by the resilience of its dividend-growth style of stock selection, as well as positive contribution from its quantitatively derived risk management approach to sector allocation.

Successful stock selection, especially within the Financial, Consumer Discretionary, and Information Technology segments of the market, was the largest contributor to the Fund’s outperformance relative to the MSCI benchmark during the past year. Within Financials, Fund positions in Japanese property and casualty insurer Tokio Marine and Euronext, a leading French-based provider of market indices, were the leading performers in the period. Detracting from results were holdings in European banks BNP and Julius Baer. Banks, especially within Europe, were among the worst industries during 2018. Within the Consumer Discretionary segment of the Fund, positions in luxury goods maker Moncler and Aristocrat Leisure, the Australian gaming company, were the leading gainers during the period. Offsetting this contribution somewhat were holdings in Invocare, an Australian funeral services provider that was liquidated early in the year due to increasing competition, as well as Plastic Omnium, a European auto parts supplier suffering from the large slowdown in OEM car manufacturing triggered by new regional regulatory requirements. Outsized gains in Simcorp, a Danish investment management software services provider, and Dassault, a French IT maker of computer aided design and digital manufacturing software, contributed to Fund results during the year. Broadcom, a dominant player in wireless semi-conductor applications and longstanding Fund holding, was the sole technology investment detracting from results because concerns of a temporary slowdown in iPhone shipments weighed on the shares during the year.

Fund allocation, from a sector perspective, was the other contributor to favorable results during the recent fiscal year. While broadly diversified during most of 2018, to best reflect the overall sector makeup of the MSCI benchmark, as well as Copeland’s dividend growth universe, the Fund benefited throughout the year from limited dividend growth investment opportunities in Financials, which resulted in an underweight exposure to the overall underperformance of the sector during the year. Copeland’s risk management techniques, which led to fourth-quarter liquidations in the cyclical Financial, Consumer Discretionary, Materials, Industrial, and Information Technology segments, also boosted performance due to the resulting overweight positioning taken in the resilient Consumer Staples, Health Care, and Utility sectors during the broad market sell-off late in the year.

Looking to 2019, we believe above-average volatility in global equity markets is likely to persist. A number of the leading non-US equity market barometers, including the MSCI EAFE Index, the Topix Index in Japan, and the DAX Index in Germany, experienced traditional “bear markets,” or declines of more than 20% by the end of 2018. While these lower share price levels around the globe may better reflect the underlying challenges facing the global economy, Copeland’s quantitative inputs demonstrate elevated levels of market risk around the globe. Accordingly, we enter the new year in a defensive position with 25% of the Fund’s net asset value in cash and shorter-duration fixed-income investments. Regardless of the eventual outcome in markets this year, we at Copeland remain fully committed to our risk-managed approach to international equities, which is based on our dividend-growth approach to equity investing, complemented by Copeland’s quantitative risk control methodology. We believe that this approach, which seeks healthy participation in normal to rising market environments, while striving to preserve principal value in declining markets, should offer shareholders attractive risk-adjusted returns over time.

Thank you for your confidence in Copeland Capital Management, and for your investment in the International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 921 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Tokyo Stock Price (TOPIX) Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub-indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks and has a base value of 100 as of January 4, 1968. The DAX® index, the broadly known German stock exchange barometer, measures the performance of the 30 largest and most liquid companies on the German stock market. It represents around 80 percent of the market capitalization of listed stock corporations in Germany.

1007-NLD-1/9/2019

Copeland SMID Cap Dividend Growth Fund

Annual Report

December 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland SMID Cap Dividend Growth Fund from December 1, 2017 through November 30, 2018. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2018.

During the twelve-month period, the Fund delivered a 4.8% return, versus the 1.4% advance posted by the Russell 2500 Index. We are particularly pleased with this performance because of the headwind that dividend growth stocks faced for much of the period. For the full fiscal year SMID Cap dividend growth stocks on average trailed the benchmark by nearly 2% and trailed non-dividend paying stocks by approximately 1%, as can happen in periods of low volatility and strong market returns.1 Of course this sentiment shifted substantially beginning in October, allowing the Fund to deliver its most substantial outperformance as equities declined.

Our stock selection in the Health Care sector most significantly aided Fund returns. Abaxis Inc. (ABAX, 0.0% of holdings) rose upon accelerating its sales and earnings growth as the company successfully expanded its sales force and launched new products for the veterinary diagnostics market. The company rewarded shareholders with two dividend hikes in the period, for 29% cumulative growth. The stock was further aided in May when Zoetis, Inc. (ZTS) announced the acquisition of the company for a substantial premium. The Ensign Group (ENSG, 2.07% of holdings), a leading provider of skilled nursing, assisted living and home health services, continued to separate itself from its struggling industry peers when it delivered greater occupancy levels and a better mix of more complicated, higher priced services to its patients. In addition, the company successfully improved the operations of its recent acquisitions, which is key to Ensign’s long-term growth model. The company rewarded shareholders with its 11th consecutive year of raising its dividend, this time at a 6% growth rate.

Stock selection was a headwind in the Consumer Discretionary sector. Thor Industries Inc. (THO, 0.86% of holdings), a leading manufacturer of Recreational Vehicles (RV), retreated as the company experienced margin pressure as its costs rose and it opened new capacity just as distributors cut back on inventories. We expect this pause in the RV cycle to be short-lived, and the company appears to concur given their 5% dividend hike in the Fall. The stock of Petmed Express (PETS, 0.72% of holdings), a leading online distributor of prescription and non-prescription pet medications, was pressured as the company spent more on advertising in order to combat more aggressive competition, even as new canine medications provided a boost to margins. While we are monitoring the competitive situation, we believe that strong industry growth is a mitigating factor in addition to the company’s two dividend hikes aggregating to 35% growth during the year.

A steady uptrend in the equity markets, dating back to early April, came to a screeching halt in October as the Russell 2500 Index registered its largest monthly decline since 2011, falling over 10% and erasing gains recorded over the course of 2018. November brought a partial recovery which left the Fund’s benchmark index up the aforementioned 1.1% for the twelve-month period. Concerns surrounding global trade barriers, monetary tightening and a potentially slowing global economy appear to us to have contributed to the market retrenchment of late.

[1]	Source: Copyright 2018, Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months. Non-Dividend Paying Stocks included stocks in the Russell 2500 Index that have not paid a dividend during the previous twelve (12) months.

The observed market turbulence stands in contrast to the strong corporate earnings recorded over the course of 2018. While part of the increase is attributable to a lower corporate tax rate, underlying operating results remain robust. As renewed volatility takes hold of the market, we believe that it is increasingly likely that opportunities to invest in companies with strong and sustainable business growth at reasonable valuations will present themselves.

Irrespective of near term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning SMID Cap stocks.

Thank you for the confidence you have placed in Copeland and for your investment in the SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

1005-NLD-1/9/2019

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through November 30, 2018

Performance of a $10,000 Investment (as of November 30, 2018)

Average Annualized			Since	Since	Since
Total Returns as of			Inception	Inception	Inception
November 30, 2018	One Year	Five Year	Class A*	Class C*	Class I*
Copeland Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	10.40%	6.86%	9.25%	—	—
With sales charge+	4.04%	5.60%	8.44%	—	—
Class C	9.62%	6.07%	—	9.45%	—
Class I	10.56%	7.04%	—	—	9.52%
S&P 500 Index	6.27%	11.12%	12.76%	14.14%	13.27%
Russell 3000 Index	5.53%	10.62%	12.45%	13.95%	12.93%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.82%, 2.57%, and 1.57%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.30%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through November 30, 2018

Performance of a $10,000 Investment (as of November 30, 2018)

Average Annualized
Total Returns as of			Since
November 30, 2018	One Year	Five Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	(4.94)%	1.41%	2.83%
With sales charge+	(10.39)%	0.22%	1.82%
Class C	(5.62)%	0.64%	2.08%
Class I	(4.82)%	1.53%	2.95%
MSCI World ex US Index (net)	(7.78)%	1.71%	4.63%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month- end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.58%, 3.32%, and 2.42%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.60%, 2.35%, and 1.45% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively , subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through November 30, 2018

Performance of a $10,000 Investment (as of November 30, 2018)

Total Returns as of		Since
November 30, 2018	One Year	Inception*

Copeland SMID Cap Dividend Growth Fund:
Class I	4.76%	8.97%
Russell 2500 Index **	1.41%	6.91%

*	The Fund commenced operations February 27, 2017.

**	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 12.96% and its net annual operating expense ratio is 0.95%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.8%
	AEROSPACE & DEFENSE - 6.8%
7,898	Boeing Co.	$2,738,710
19,061	Harris Corp.	2,724,770
30,780	HEICO Corp.	2,601,526
10,971	Lockheed Martin Corp.	3,296,018
		11,361,024
	BANKS - 4.0%
30,316	JPMorgan Chase & Co.	3,370,836
52,671	SunTrust Banks, Inc.	3,301,945
		6,672,781
	BIOTECHNOLOGY - 1.8%
14,249	Amgen, Inc.	2,967,354

	COMMERCIAL SERVICES - 3.7%
14,263	MarketAxess Holdings, Inc.	3,105,483
65,689	Service Corp. International	3,034,832
		6,140,315
	COMPUTERS - 1.7%
15,612	Apple, Inc.	2,787,991

	DIVERSIFIED FINANCIAL SERVICES - 7.6%
17,115	Ameriprise Financial, Inc.	2,220,671
6,632	BlackRock, Inc.	2,838,562
48,753	Discover Financial Services	3,476,089
28,797	Visa, Inc.	4,080,823
		12,616,145
	ENVIRONMENTAL CONTROL - 2.1%
44,087	Waste Connections, Inc.	3,459,948

	FOOD - 4.2%
76,602	Hormel Foods Corp.	3,453,984
23,735	McCormick & Co., Inc.	3,560,250
		7,014,234
	HEALTHCARE PRODUCTS - 1.8%
30,382	Medtronic PLC	2,963,156

	HEALTHCARE SERVICES - 5.1%
6,464	Chemed Corp.	2,047,666
28,650	Quest Diagnostics, Inc.	2,537,531
14,267	UnitedHealth Group, Inc.	4,014,163
		8,599,360

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.8% (Continued)
	HOUSEHOLD PRODUCTS - 2.5%
62,246	Church & Dwight Co., Inc.	$4,120,063

	INSURANCE - 1.5%
28,431	Allstate Corp.	2,535,761

	INTERNET - 1.5%
20,763	Expedia Group, Inc.	2,507,963

	MACHINERY DIVERSIFIED - 1.3%
18,461	Nordson Corp.	2,222,889

	MEDIA - 3.7%
86,962	Comcast Corp.	3,392,388
11,717	FactSet Research Systems, Inc.	2,747,519
		6,139,907
	OIL & GAS - 3.4%
120,002	Cabot Oil & Gas Corp.	3,019,250
28,411	Phillips 66 Co.	2,656,997
		5,676,247
	PHARMACEUTICALS - 3.4%
40,695	Zoetis, Inc.	3,820,040
31,262	Perrigo Co. PLC	1,946,997
		5,767,037
	PIPELINES - 1.7%
45,329	ONEOK, Inc.	2,784,560

	REAL ESTATE INVESTMENT TRUSTS - 3.6%
20,497	American Tower Corp.	3,371,552
6,980	Equinix, Inc.	2,689,254
		6,060,806
	RETAIL - 12.7%
26,034	Casey’s General Stores, Inc.	3,370,622
17,658	Costco Wholesale Corp.	4,083,942
8,324	Domino’s Pizza, Inc.	2,308,412
16,338	Home Depot, Inc.	2,946,068
41,772	Ross Stores, Inc.	3,659,227
42,009	Starbucks Corp.	2,802,841
42,984	TJX Companies, Inc.	2,099,768
		21,270,880
	SEMICONDUCTORS - 3.9%
14,099	Broadcom Ltd.	3,347,244
31,157	Texas Instruments, Inc.	3,111,026
		6,458,270

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.8% (Continued)
	SOFTWARE - 11.9%
13,805	Intuit, Inc.	$2,961,587
33,915	j2 Global, Inc.	2,503,266
20,718	Jack Henry & Associates, Inc.	2,894,305
28,143	Microsoft Corp.	3,120,777
		11,479,935
	TECHNOLOGY SERVICES - 5.0%
19,646	Broadridge Financial Solutions, Inc.	2,079,922
20,390	MSCI, Inc.	3,203,065
43,369	Paychex, Inc.	3,068,790
		8,351,777
	TELECOMMUNICATIONS - 2.2%
28,241	Motorola Solutions, Inc.	3,706,631

	TRANSPORTATION - 1.6%
17,195	Union Pacific Corp.	2,644,247

	UTILITIES - 5.1%
267,565	Algonquin Power & Utilities Corp.	2,833,513
28,228	American Water Works Co., Inc.	2,693,234
16,646	NextEra Energy, Inc.	3,024,745
		8,551,492

	TOTAL COMMON STOCK (Cost - $128,267,015)	164,860,773

	TOTAL INVESTMENTS - 98.8% (Cost - $128,267,015)	$164,860,773
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%	2,030,840
	NET ASSETS - 100.0%	$166,891,613

PLC - Public Limited Company

Portfolio Composition as of November 30, 2018

Percent of Net Assets
Information Technology	21.8%
Financials	18.0%
Consumer Discretionary	13.6%
Health Care	12.2%
Industrials	11.8%
Consumer Staples	11.1%
Utilities	5.1%
Energy	5.1%
Other Assets in Excess of Liabilities	1.3%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.6%
	AGRICULTURE - 3.0%
7,266	British American Tobacco PLC	$254,725
4,556	Philip Morris International, Inc.	394,231
		648,956
	BEVERAGES - 6.7%
15,879	Diageo PLC	574,189
5,063	Heineken Holding NV	448,296
2,833	Pernod Richard SA	452,954
		1,475,439
	CHEMICALS - 1.8%
9,437	Fuchs Petrolub SE	391,330

	COSMETICS/PERSONAL CARE - 10.5%
1,933	L’Oreal SA	456,180
4,627	Kao Corp.	341,224
6,600	Shiseido Co. Ltd.	420,323
16,000	Unicharm Corp.	500,904
10,272	Unilever NV - ADR	570,113
		2,288,744
	ELECTRIC - 4.1%
40,500	CLP Holdings Ltd.	446,984
21,406	Red Electrica Corp SA	462,112
		909,096
	ENERGY- ALTERNATE SOURCES - 2.2%
44,406	Algonquin Power & Utilities Corp.	471,089

	ENGINEERING & CONSTRUCTION - 2.1%
60,045	CK Infrastructure Holdings Ltd.	457,026

	FOOD - 7.8%
3,799	Kerry Group PLC	393,095
5,273	Nestle SA	449,720
34,181	Hilton Food Group PLC	399,481
6,171	Danone SA	460,822
		1,703,118
	GAS - 3.7%
105,200	China Gas Holdings Ltd.	362,007
8,404	Rubis SCA	453,799
		815,806
	HEALTHCARE PRODUCTS - 8.4%
24,842	Smith & Nephew PLC	453,966
10,295	GN Store Nord	359,986
6,000	Terumo Corp.	353,696
2,256	DiaSorin SpA	192,385
4,820	Medtronic PLC	470,095
		1,830,128

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.6% (Continued)
	HEALTHCARE SERVICES - 1.2%
4,454	Fresenius SE & Co. KGaA	$253,193

	HOUSEHOLD PRODUCTS - 1.2%
2,349	Henkel AG & Co. KGaA	272,294

	MACHINERY-CONSTRUCTION & MINING - 2.0%
17,859	Modec, Inc.	444,456

	MEDIA - 2.2%
21,985	Quebecor, Inc.	474,238

	OIL & GAS - 8.4%
47,337	BP PLC	315,223
8,601	Canadian Natural Resources Ltd.	216,077
7,862	OMV AG	398,258
24,582	Repsol SA	423,514
14,845	Suncor Energy, Inc.	478,489
		1,831,561
	PHARMACEUTICALS - 18.6%
30,000	Astellas Pharma, Inc.	462,151
18,868	Clinigen Group PLC	210,641
8,884	Dechra Pharmaceuticals PLC	245,728
4,094	Merck KGaA	453,258
5,043	Novartis AG	460,295
10,312	Novo Nordisk A/S - ADR	480,746
6,198	Perrigo Co. PLC	386,012
1,815	Roche Holding AG	471,004
4,961	Sanofi	449,826
6,540	Shionogi & Co. Ltd.	433,623
		4,053,284
	PIPELINES - 3.9%
13,396	Enbridge, Inc.	440,049
25,273	Inter Pipeline Ltd.	406,163
		846,212
	RETAIL - 1.7%
1,869	Cosmos Pharmaceutical Corp.	379,296

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 98.6% (Continued)
	TELECOMMUNICATIONS - 9.1%
10,988	BCE, Inc.	$470,820
47,500	China Mobile Ltd.	473,386
31,637	Deutsche Telekom AG	556,362
20,700	KDDI Corp.	486,232
		1,986,800

	TOTAL COMMON STOCK (Cost - $21,649,504)	21,532,066

	TOTAL INVESTMENTS - 98.6% (Cost - $21,649,504)	$21,532,066
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%	318,250
	NET ASSETS - 100.00%	$21,850,316

ADR - American Depositary Receipt.

PLC - Public Limited Company

Portfolio Composition as of November 30, 2018

Percent of Net Assets
Consumer Staples	31.1%
Health Care	28.2%
Utilities	21.8%
Energy	17.8%
Other Assets in Excess of Liabilities	1.1%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 94.7%
	AEROSPACE & DEFENSE - 4.2%
318	BWX Technologies, Inc.	$14,380
102	Harris Corp.	14,581
176	HEICO Corp.	14,876
		43,837
	BANKS - 3.5%
319	Bank of the Ozarks, Inc.	8,645
601	Home BancShares, Inc.	11,786
231	Prosperity Bancshares, Inc.	16,029
		36,460
	BUILDING MATERIALS - 0.8%
189	Fortune Brands Home & Security, Inc.	8,278

	CHEMICALS - 2.6%
82	International Flavors & Fragrances, Inc.	11,614
76	Quaker Chemical Corp.	15,674
		27,288
	COMMERCIAL SERVICES - 4.8%
267	Healthcare Services Group, Inc.	12,602
86	MarketAxess Holdings, Inc.	18,725
404	Service Corp. International	18,665
		49,992
	DISTRIBUTION/WHOLESALE - 3.9%
372	Core-Mark Holding Co., Inc.	9,776
177	KAR Auction Services, Inc.	10,114
129	Pool Corp.	20,964
		40,854
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
333	Cohen & Steers	12,441
148	Evercore, Inc.	12,219
300	Lazard Ltd.	12,036
		36,696
	ELECTRIC - 1.2%
686	Clearway Energy, Inc.	12,526

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
84	Littelfuse, Inc.	16,073

	ELECTRONICS - 4.4%
1,985	ADT, Inc.	15,503
320	Badger Meter, Inc.	17,760
154	Synnex Corp.	12,434
		45,697
	ENVIRONMENTAL CONTROL - 1.5%
191	Waste Connections, Inc.	14,990

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 94.7% (Continued)
	FOOD - 3.6%
203	Calavo Growers, Inc.	$19,951
107	J&J Snack Foods Corp.	16,785
		36,736
	HAND/MACHINE TOOLS - 1.4%
84	Snap-on, Inc.	13,964

	HEALTHCARE PRODUCTS - 4.5%
101	Cantel Medical Corp.	8,674
162	ResMed, Inc.	18,110
165	STERIS PLC	19,648
		46,432
	HEALTHCARE SERVICES - 6.6%
53	Chemed Corp.	16,789
248	Encompass Health Corp.	18,652
459	Ensign Group, Inc.	20,825
133	Quest Diagnostics, Inc.	11,780
		68,046
	HOUSEHOLD PRODUCTS - 1.8%
280	Church & Dwight Co., Inc.	18,533

	HOUSEWARES - 1.3%
210	Toro Co.	13,018

	INSURANCE - 1.3%
278	First American Financial Corp.	13,436

	INTERNET - 1.4%
304	Cogent Communications Holdings, Inc.	14,741

	LODGING - 1.1%
234	Wyndham Destinations, Inc.	11,730

	MACHINERY-DIVERSIFIED - 2.8%
317	Cognex Corp.	13,954
122	Nordson Corp.	14,690
		28,644
	MEDIA - 3.4%
21	Cable One, Inc.	18,885
70	FactSet Research Systems, Inc.	16,414
		35,299

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 94.7% (Continued)
	OIL & GAS - 1.2%
482	Cabot Oil & Gas Corp.	$12,127

	PHARMACEUTICALS - 0.8%
129	Perrigo Co. PLC	8,034

	PIPELINES - 2.5%
951	Antero Midstream GP LP	14,084
254	Phillips 66 Partners LP	11,913
		25,997
	REAL ESTATE INVESTMENT TRUSTS - 6.6%
122	Alexandria Real Estate Equities, Inc.	15,189
142	CoreSite Realty Corp.	13,839
620	Kennedy-Wilson Holdings, Inc.	12,146
655	Retail Opportunity Investments Corp.	11,856
207	Ryman Hospitality Properties, Inc.	15,341
		68,371
	RECREATIONAL PRODUCTS - 0.8%
128	Thor Industries, Inc.	8,680

	RETAIL - 5.4%
103	Casey’s General Stores, Inc.	13,335
66	Domino’s Pizza, Inc.	18,303
300	PetMed Express, Inc.	7,227
196	Tractor Supply Co.	18,645
		57,510
	SEMICONDUCTORS - 2.8%
135	Cabot Microelectronics Corp.	14,510
229	Power Integrations, Inc.	14,509
		29,019
	SOFTWARE - 2.8%
195	j2 Global, Inc.	14,393
102	Jack Henry & Associates, Inc.	14,249
		28,642
	TECHNOLOGY SERVICES - 2.8%
119	Broadridge Financial Solutions, Inc.	12,599
103	MSCI, Inc.	16,180
		28,779
	TELECOMMUNICATIONS - 1.7%
137	Motorola Solutions, Inc.	17,981

	TRANSPORTATION - 1.2%
214	Ryder System, Inc.	12,106

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares	Security	Market Value

	COMMON STOCK - 94.7% (Continued)
	UTILITIES - 4.9%
1,461	Algonquin Power & Utilities Corp	$15,472
297	American States Water Co.	19,923
155	American Water Works Co., Inc.	14,789
		50,184

	TOTAL COMMON STOCK (Cost - $937,143)	980,700

	TOTAL INVESTMENTS - 94.7% (Cost - $937,143)	$980,700
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%	54,752
	NET ASSETS - 100.00%	$1,035,452

PLC - Public Limited Company

LP - Limited Partnership

Portfolio Composition as of November 30, 2018

Percent of Net Assets
Consumer, Non-Cyclical	22.0%
Industrials	17.7%
Financials	15.0%
Consumer, Cyclical	12.7%
Technology	8.3%
Communications	6.6%
Utilities	6.1%
Energy	3.7%
Basic Materials	2.6%
Other Assets in Excess of Liabilities	5.3%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$128,267,015	$21,649,504	$937,143
Investments in Securities, at Market Value	$164,860,773	$21,532,066	$980,700
Cash	2,155,854	186,938	26,873
Foreign Cash (Cost $0, $5,588, $0)	—	5,680	—
Dividends and Interest Receivable	371,174	120,575	2,717
Receivable for Securities Sold	—	43,335	—
Due from Investment Adviser	—	3,569	40,982
Receivable for Fund Shares Sold	104,890	7,545	—
Prepaid Expenses and Other Assets	13,223	17,442	5,370
Total Assets	167,505,914	21,917,150	1,056,642

Liabilities:
Payable for Fund Shares Redeemed	45,236	434	—
Payable to Investment Adviser	234,230	—	—
Accrued Distribution Fees	150,453	12,262	—
Payable to Related Parties	92,786	21,526	4,640
Accrued Expenses and Other Liabilities	91,596	32,612	16,550
Total Liabilities	614,301	66,834	21,190

Net Assets	$166,891,613	$21,850,316	$1,035,452

Composition of Net Assets:
At November 30, 2018, Net Assets consisted of:
Paid-in-Capital	$118,634,296	$23,310,896	$953,291
Accumulated Earnings (Loss)	48,257,317	(1,460,580)	82,161
Net Assets	$166,891,613	$21,850,316	$1,035,452

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$52,778,543	$2,217,771
Shares Outstanding (no par value; unlimited number of shares authorized)	3,475,973	190,844

Net Asset Value and Redemption Price Per Share*	$15.18	$11.62
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$16.11	$12.33

Class C Shares:
Net Assets	$32,597,485	$1,812,620
Shares Outstanding (no par value; unlimited number of shares authorized)	2,207,959	160,966

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.76	$11.26

Class I Shares:
Net Assets	$81,515,585	$17,819,925	$1,035,452
Shares Outstanding (no par value; unlimited number of shares authorized)	5,404,780	1,536,239	89,744

Net Asset Value, Offering Price and Redemption Price Per Share*	$15.08	$11.60	$11.54

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $27,899, $45,335, and $130 Foreign Taxes Withholding, respectively)	$2,962,479	$516,172	$15,270
Interest Income	4,433	5,814	319
Total Investment Income	2,966,912	521,986	15,589

Expenses:
Investment Advisory Fees	1,704,640	258,878	6,319
Distribution Fees - Class C	341,020	20,803	—
Distribution Fees - Class A	146,337	6,275	—
Trustees’ Fees	151,532	24,533	5, 122
Administration Fees	149,807	32,030	4,127
Chief Compliance Officer Fees	84,497	18,423	375
Shareholder Service Fees- Class I	70,089	17,049	—
Registration & Filing Fees	62,796	55,387	6,633
Fund Accounting Fees	60,124	37,836	26,715
Transfer Agent Fees	59,808	13,719	3, 197
Legal Fees	52,494	7,493	4,197
Non-Rule 12B-1 Shareholder Service Fees	39,142	1,618	236
Printing Expenses	35,996	9,003	2,928
Insurance Expense	27,775	3,508	100
Custody Fees	22,994	14,007	13,998
Audit Fees	19,506	15,102	11,000
Miscellaneous Expenses	2,502	1,796	601
Total Expenses	3,031,059	537,460	85,548
Less: Management Fees Waived by Adviser	(420,780)	(173,709)	(6,319)
Less: Other Expenses Reimbursed by Adviser	—	—	(71,215)
Net Expenses	2,610,279	363,751	8,014
Net Investment Income	356,633	158,235	7,575

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	12,983,593	1,226,544	31,806
Foreign Currency Transactions	216	(14,135)	—
	12,983,809	1,212,409	31,806
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	3,390,959	(2,533,303)	(12,020)
Foreign Currency Exchange Contracts	(556)	(2,871)	—
	3,390,403	(2,536,174)	(12,020)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	16,374,212	(1,323,765)	19,786

Net Increase (Decrease) in Net Assets Resulting From Operations	$16,730,845	$(1,165,530)	$27,361

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2018	November 30, 2017
Operations:
Net Investment Income	$356,633	$683,558
Net Realized Gain on Investments and Foreign Currency Transactions	12,983,809	8,894,600
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	3,390,403	26,554,145
Net Increase in Net Assets Resulting From Operations	16,730,845	36,132,303

Distributions to Shareholders From:
Total Distributions Paid*
Class A	(2,787,853)	—
Class C	(1,470,734)	—
Class I	(3,463,111)	—
	(7,721,698)	—
Net Investment Income
Class A	—	(581,935)
Class I	—	(873,243)
	—	(1,455,178)
Net Realized Gains
Class A	—	(2,387,426)
Class C	—	(1,303,293)
Class I	—	(2,368,495)
	—	(6,059,214)
Total Distributions to Shareholders	(7,721,698)	(7,514,392)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (242,487 and 326,760 shares, respectively)	3,540,874	4,246,823
Distributions Reinvested (190,456 and 225,943 shares, respectively)	2,620,675	2,754,239
Cost of Shares Redeemed (1,454,627 and 2,751,556 shares, respectively)	(21,301,591)	(35,517,011)
Redemption Fees	459	394
Total Class A Shares	(15,139,583)	(28,515,555)
Class C
Proceeds from Shares Issued (118,243 and 137,038 shares, respectively)	1,694,122	1,766,803
Distributions Reinvested (108,150 and 107,644 shares, respectively)	1,457,862	1,292,810
Cost of Shares Redeemed (541,849 and 1,373,020 shares, respectively)	(7,715,771)	(17,463,551)
Redemption Fees	119	184
Total Class C Shares	(4,563,668)	(14,403,754)
Class I
Proceeds from Shares Issued (1,196,138 and 1,127,549 shares, respectively)	17,441,233	14,706,628
Distributions Reinvested (251,345 and 265,266 shares, respectively)	3,430,860	3,212,368
Cost of Shares Redeemed (1,292,615 and 2,823,559 shares, respectively)	(18,536,619)	(36,140,724)
Redemption Fees	196	34
Total Class I Shares	2,335,670	(18,221,694)
Total Beneficial Interest Transactions	(17,367,581)	(61,141,003)

Decrease in Net Assets	(8,358,434)	(32,523,092)

Net Assets:
Beginning of Year	175,250,047	207,773,139
End of Year**	$166,891,613	$175,250,047

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets: End of Year includes distribution in excess of net investment income of $532,759 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2018	November 30, 2017
Operations:
Net Investment Income	$158,235	$48,271
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,212,409	(546,685)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(2,536,174)	4,403,196
Net Increase in Net Assets Resulting From Operations	(1,165,530)	3,904,782

Distributions to Shareholders From:
Total Distributions Paid*
Class A	(24,439)	—
Class C	(6,259)	—
Class I	(211,040)	—
	(241,738)	—
Net Investment Income
Class A	—	(26,491)
Class C	—	—
Class I	—	(123,494)
	—	(149,985)
Total Distributions to Shareholders	(241,738)	(149,985)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (16,513 and 57,257 shares, respectively)	204,659	665,607
Distributions Reinvested (1,879 and 2,483 shares, respectively)	22,886	24,458
Cost of Shares Redeemed (39,584 and 383,512 shares, respectively)	(492,304)	(4,051,434)
Redemption Fees	—	2
Total Class A Shares	(264,759)	(3,361,367)
Class C
Proceeds from Shares Issued (33,875 and 53,961 shares, respectively)	406,442	611,678
Distributions Reinvested (521 and 0 shares, respectively)	6,196	—
Cost of Shares Redeemed (35,085 and 265,563 shares, respectively)	(417,555)	(2,651,982)
Redemption Fees	30	1
Total Class C Shares	(4,887)	(2,040,303)
Class I
Proceeds from Shares Issued (374,295 and 712,411 shares, respectively)	4,623,175	7,841,827
Distributions Reinvested (17,039 and 12,347 shares, respectively)	206,851	121,375
Cost of Shares Redeemed (217,031 and 422,988 shares, respectively)	(2,656,944)	(4,449,424)
Redemption Fees	—	8
Total Class I Shares	2,173,082	3,513,786
Total Beneficial Interest Transactions	1,903,436	(1,887,884)

Increase in Net Assets	496,168	1,866,913

Net Assets:
Beginning of Year	21,354,148	19,487,235
End of Year**	$21,850,316	$21,354,148

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets: End of Year includes distribution in excess of net investment loss of $(68,551) as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	For the Period
	Ended	Ended
	November 30, 2018	November 30, 2017 *
Operations:
Net Investment Income	$7,575	$3,366
Net Realized Gain on Investments and Foreign Currency Transactions	31,806	504
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(12,020)	55,577
Net Increase in Net Assets Resulting From Operations	27,361	59,447

Distributions to Shareholders From:
Total Distributions Paid**
Class I	(4,647)	—
Total Distributions to Shareholders	(4,647)	—

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued (33,817 and 55,518 shares, respectively)	392,022	556,825
Distributions Reinvested (409 and 0 shares, respectively)	4,444	—
Total Class I Shares	396,466	556,825

Total Beneficial Interest Transactions	396,466	556,825

Increase in Net Assets	419,180	616,272

Net Assets:
Beginning of Period	616,272	—
End of Period***	$1,035,452	$616,272

*	Fund commenced operations on February 27, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

***	Net Assets: End of Year includes accumulated net investment income of $3,144 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$14.38	$12.27	$13.38	$15.31	$14.20

Increase From Operations:
Net investment income (a)	0.04	0.06	—	0.08	0.07
Net gain (loss) from securities (both realized and unrealized)	1.38	2.51	0.07	(1.14)	1.47
Total from operations	1.42	2.57	0.07	(1.06)	1.54

Distributions to shareholders from:
Net investment income	(0.03)	(0.09)	(0.05)	(0.03)	(0.07)
Net realized gains	(0.59)	(0.37)	(1.13)	(0.84)	(0.36)
Total distributions	(0.62)	(0.46)	(1.18)	(0.87)	(0.43)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$15.18	$14.38	$12.27	$13.38	$15.31

Total Return (c)	10.33%	21.63%	0.49%	(7.08)%	11.14%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$52,779	$64,666	$82,165	$190,458	$324,664
Ratio of expenses to average net assets:
before reimbursement	1.71%	1.82%	1.62%	1.48%	1.46%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.28%	0.47%	0.01%	0.57%	0.48%
Portfolio turnover rate	30%	27%	201%	142%	44%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$14.06	$12.01	$13.17	$15.16	$14.10

Increase From Operations:
Net investment income (loss) (a)	(0.07)	(0.04)	(0.09)	(0.03)	(0.04)
Net gain (loss) from securities (both realized and unrealized)	1.36	2.46	0.06	(1.12)	1.47
Total from operations	1.29	2.42	(0.03)	(1.15)	1.43

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.59)	(0.37)	(1.13)	(0.84)	(0.36)
Total distributions	(0.59)	(0.37)	(1.13)	(0.84)	(0.37)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.76	$14.06	$12.01	$13.17	$15.16

Total Return (c)	9.55%	20.68%	(0.30)%	(7.74)%	10.36%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$32,597	$35,487	$43,859	$81,851	$89,017
Ratio of expenses to average net assets:
before reimbursement	2.45%	2.57%	2.38%	2.24%	2.21%
net of reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.46)%	(0.28)%	(0.74)%	(0.21)%	(0.27)%
Portfolio turnover rate	30%	27%	201%	142%	44%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$14.30	$12.24	$13.38	$15.34	$14.22

Increase From Operations:
Net investment income (a)	0.07	0.08	0.01	0.11	0.13
Net gain (loss) from securities (both realized and unrealized)	1.37	2.49	0.08	(1.14)	1.44
Total from operations	1.44	2.57	0.09	(1.03)	1.57

Distributions to shareholders from:
Net investment income	(0.07)	(0.14)	(0.10)	(0.09)	(0.09)
Net realized gains	(0.59)	(0.37)	(1.13)	(0.84)	(0.36)
Total distributions	(0.66)	(0.51)	(1.23)	(0.93)	(0.45)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$15.08	$14.30	$12.24	$13.38	$15.34

Total Return (c)	10.56%	21.72%	0.67%	(6.87)%	11.38%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$81,516	$75,097	$81,750	$249,817	$320,981
Ratio of expenses to average net assets:
before reimbursement	1.53%	1.57%	1.37%	1.24%	1.24%
net of reimbursement	1.30%	1.30%	1.30%	1.24%	1.24%
Ratio of net investment income to average net assets	0.45%	0.62%	0.11%	0.76%	0.63%
Portfolio turnover rate	30%	27%	201%	142%	44%

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$12.34	$9.93	$10.92	$11.28	$11.01

Increase From Operations:
Net investment income (loss) (a)	0.08	0.03	0.08	(0.02)	0.06
Net gain (loss) from securities (both realized and unrealized)	(0.68)	2.44	(1.07)	(0.34)	0.22
Total from operations	(0.60)	2.47	(0.99)	(0.36)	0.28

Distributions to shareholders from:
Net investment income	(0.12)	(0.06)	—	—	—
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.12)	(0.06)	—	—	(0.01)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$11.62	$12.34	$9.93	$10.92	$11.28

Total Return (c)	(4.94)%	25.04%	(9.07)%	(3.19)%	2.51%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,218	$2,617	$5,322	$13,169	$17,840
Ratio of expenses to average net assets:
before reimbursement	2.34%	2.58%	2.14%	2.04%	2.33%
net of reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income(loss) to average net assets	0.62%	0.28%	0.72%	(0.21)%	0.48%
Portfolio turnover rate	96%	88%	180%	323%	211%

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$11.97	$9.65	$10.69	$11.12	$10.95

Increase From Operations:
Net investment loss (a)	(0.01)	(0.06)	(0.03)	(0.10)	(0.04)
Net gain (loss) from securities (both realized and unrealized)	(0.66)	2.38	(1.01)	(0.33)	0.22
Total from operations	(0.67)	2.32	(1.04)	(0.43)	0.18

Distributions to shareholders from:
Net investment income	(0.04)	—	—	—	—
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.04)	—	—	—	(0.01)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$11.26	$11.97	$9.65	$10.69	$11.12

Total Return (c)	(5.62)%	24.04%	(9.73)%	(3.87)%	1.61%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,813	$1,936	$3,603	$7,254	$5,706
Ratio of expenses to average net assets:
before reimbursement	3.09%	3.32%	2.89%	2.80%	3.08%
net of reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets	(0.11)%	(0.59)%	(0.28)%	(0.88)%	(0.27)%
Portfolio turnover rate	96%	88%	180%	323%	211%

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$12.34	$9.96	$10.95	$11.30	$11.02

Increase From Operations:
Net investment income (a)	0.09	0.04	0.08	0.01	0.06
Net gain (loss) from securities (both realized and unrealized)	(0.68)	2.45	(1.06)	(0.36)	0.23
Total from operations	(0.59)	2.49	(0.98)	(0.35)	0.29

Distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.01)	—	—
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.15)	(0.11)	(0.01)	—	(0.01)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$11.60	$12.34	$9.96	$10.95	$11.30

Total Return (c)	(4.82)%	25.27%	(8.97)%	(3.10)%	2.60%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$17,820	$16,802	$10,563	$14,902	$12,575
Ratio of expenses to average net assets:
before reimbursement	2.19%	2.42%	2.04%	1.89%	2.18%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.77%	0.39%	0.79%	0.05%	0.63%
Portfolio turnover rate	96%	88%	180%	323%	211%

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Year	Period
	Ended	Ended
	November 30, 2018	November 30,2017 *

Net Asset Value, Beginning of Period	$11.10	$10.00

Increase From Operations:
Net investment income (a)	0.10	0.06
Net gain from securities (both realized and unrealized)	0.42	1.04
Total from operations	0.52	1.10

Distributions to shareholders from:
Net investment income	(0.07)	—
Net realized gains	(0.01)	—
Total distributions	(0.08)	—

Net Asset Value, End of Period	$11.54	$11.10

Total Return (b)	4.76%	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,035	$616
Ratio of expenses to average net assets:
before reimbursement	10.14%	12.96	% (c)
net of reimbursement	0.95%	0.95	% (c)
Ratio of net investment income(loss) to average net assets	0.90%	0.83	% (c)
Portfolio turnover rate	26%	21	% (c)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2018 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$164,860,773	$—	$—	$164,860,773
Total	$164,860,773	$—	$—	$164,860,773

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$4,688,007	$16,844,059	$—	$21,532,066
Total	$4,688,007	$16,844,059	$—	$21,532,066

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$980,700	$—	$—	$980,700
Total	$980,700	$—	$—	$980,700

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as Level 2 assets in the table above.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2015-2017) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2018, the Domestic Fund had a net realized gain of $216 and the International Fund had a net realized loss of $14,135 on forward currency contracts.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the year ended November 30, 2018, the Adviser earned advisory fees of $1,704,640, $258,878 and $6,319 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2019, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 0.95% of the SMID Fund’s average daily net assets for Class I. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to a Fund to the extent that the Funds expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended November 30, 2018, the Adviser waived fees/reimbursed expenses of $420,780, $170,864 and $77,534 for the Domestic Fund, International Fund and SMID Fund, respectively.

The expenses subject to recapture for the Domestic Fund, the International Fund and the SMID Fund will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund
2019	2020	2021	Total
$430,508	$600,610	$420,780	$1,451,898

Copeland International Risk Managed Dividend Growth Fund
2019	2020	2021	Total
$153,111	$173,367	$173,709	$500,187

Copeland SMID Cap Dividend Growth Fund
	2020	2021	Total
	$48,465	$77,534	$125,999

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2018, the 12b-1 fees accrued amounted to $341,020 and $146,337 for the Domestic Fund, $6,275 and $20,803 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2018, the Domestic Fund accrued $70,089 and the International Fund accrued $17,041 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended November 30, 2018, the Distributor received $61,279 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $8,561 was retained by the principal underwriter or other affiliated broker-dealers and $6,814, in underwriting commissions for sales of Class A shares of the International Fund of which $961 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Adviser charges an annual fee of $100,000 to the Trust for these services.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $30,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional special telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended November 30, 2018 were as follows:

Fund	Purchases	Sale Proceeds
Risk Managed Dividend Growth Fund	$51,642,898	$78,388,731
International Risk Managed Dividend Growth Fund	$23,990,496	$21,904,385
SMID Cap Dividend Growth Fund	$562,418	$214,009

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2018, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Risk Managed Dividend Growth Fund	$128,362,590	$37,971,611	$(1,473,428)	$36,498,183
International Risk Managed Dividend Growth Fund	21,799,717	866,129	(1,113,780)	(247,651)
SMID Cap Dividend Growth Fund	936,059	109,614	(64,973)	44,641

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2018 and November 30, 2017 was as follows:

For the year ended November 30, 2018:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$7,380,149	$1,667,052	$—	$9,047,201
International Risk Managed Dividend Growth Fund	111,528	—	130,210	241,738
SMID Cap Dividend Growth Fund	4,608	39	—	4,647

For the year ended November 30, 2017:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$1,455,178	$6,059,214	$—	$7,514,392
International Risk Managed Dividend Growth Fund	149,985	—	—	149,985
SMID Cap Dividend Growth Fund	—	—	—	—

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Copeland Risk Managed Dividend Growth Fund utilized equalization in the amount of $1,325,503 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes in Net Assets for the period ended November 30, 2018. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth Fund	$285,597	$11,473,623	$—	$—	$—	$36,498,097	$48,257,317
International Risk Managed Dividend Growth Fund	—	—	—	(1,211,667)	—	(248,913)	(1,460,580)
SMID Cap Dividend Growth Fund	9,608	27,912	—	—	—	44,641	82,161

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships, and C-Corporation return of capital distributions.

At November 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Risk Managed Dividend Growth Fund	$—	$—	$—
International Risk Managed Dividend Growth Fund	1,211,667	—	1,211,667
SMID Cap Dividend Growth Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of Fund distributions, resulted in reclassification for the year ended November 30, 2018 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Risk Managed Dividend Growth Fund	$1,325,503	$(1,325,503)
International Risk Managed Dividend Growth Fund	(130,210)	130,210
SMID Cap Dividend Growth Fund	—	—

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For year ended November 30, 2018, the Domestic Fund assessed $459, $119, and $197 in redemption fees for Class A, Class C and Class I shares, respectively and the International Fund assessed $30 in redemption fees for Class C. The SMID Fund did not assess a redemption fee for the period.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. The amendments have been adapted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

And Shareholders of Copeland Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and Copeland SMID Cap Dividend Growth Fund (the “Funds”), each a series of shares of Copeland Trust (the “Trust”), including the portfolios of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended(with respect to Copeland SMID Cap Dividend Growth Fund, for the year then ended and for the period February 27, 2017 to November 30, 2017), the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 28, 2019

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2018

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account		Period
	Value	Value	Annualized	(6/1/18 to
	(6/1/18)	(11/30/18)	Expense Ratio	11/30/18)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,048.30	1.45%	$ 7.45
Class C	$1,000.00	$1,044.60	2.20%	$11.28
Class I	$1,000.00	$1,048.70	1.30%	$ 6.68
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$ 928.10	1.60%	$ 7.73
Class C	$1,000.00	$ 924.50	2.35%	$11.34
Class I	$1,000.00	$ 928.70	1.40%	$ 6.77
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,020.30	0.95%	$ 4.81
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.05	1.60%	$ 8.09
Class C	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,018.05	1.40%	$ 7.08
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,020.31	0.95%	$ 4.81

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2018 (183) divided by the number of days in the fiscal year (365).

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request by calling toll-free 1-888-9-COPELAND (1-888-926-7352).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (92 Portfolios) (2013 to Present) and Lincoln Advisors Trust (6 Portfolios) (2013-2016) Former Trustee, WT Mutual Fund (12 portfolios) (2008-2011) Former Board member, Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (2011-2013)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	Trustee, PFM Multi-Manager Series Trust (3 Portfolios) (since 2017)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3	Trustee, Context Capital Funds (2 portfolios) (2014-2018) Trustee, FundVantage Trust (39 portfolios) (2009-Present); Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011-2013)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009).; Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President/Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary / Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President –Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND. Form N-Q is being rescinded. Once form N-Q is rescinded, disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2018, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below. The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

2018          $ 34,900

2017	$ 34,900

(b)	Audit-Related Fees

2018          $ 0

2017          $ 0

(c)	Tax Fees

2018          $ 7,200

2017          $ 7,200

(d)	All Other Fees

2018          $ 0

2017          $ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation. The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $7,200

2017 - $7,200

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 2/7/19

By: /s/ Steven J. Adams

Steven J. Adams, Principal Financial Officer

Date 2/7/19